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EXHIBIT 10.1

          $175,OOO.OO                                         Tustin, California
                                                                   April 30,1997


         FOR VALUE RECEIVED, the undersigned, David R. CIare, Jr. ("Employee") and Jennifer H. Clare, husband and wife (collectively, "Borrower"), promise to pay to VitalCom Inc. a Delaware corporation (the "Company"), or order, the principal amount of One Hundred Seventy-Five Thousand Dollar. ($l75,000) together with interest thereon at the rate of eight and fifty hundredths percent (8.50%) per annum. The principal amount hereof and all accrued and unpaid interest on the outstanding principal amount shall be due and payable to the holder hereof at 15222 Del Amo Avenue, Tustin, California 92780, or such other place as the holder hereof may designate as follows:

         A. All accrued and unpaid interest, if not sooner paid, shall be due and payable as follows upon the earlier of the following dates (collectively, "Interest Maturity Events")

                  (1) May 1, 2000 and annually each May 1 thereafter, until one of the other Interest Maturity Events occur and final payment is made On the principal amount.

                  (2) Thirty (30) days fo1lowing the date of termination of the employment of Employee with the Company, whether voluntary or involuntary, and whether with cause or without cause.

                  (3) The date of any sale, conveyance, assignment, alienation or any other form of transfer, whether voluntary or involuntary, of that certain real property commonly known as 6535 Vanderbilt, Houston, TX (the "First Property") or of that certain real property commonly known as 52 Emerald, Irvine, CA 92604 (the "Second Property"), or any part or interest in either.

         B. The principal amount, if not sooner paid, shall be due and payable as follows upon the earlier of the following dates (collectively, 'Maturity Events"):

                  (1) Thirty (30) days following the date of termination of the employment of Employee with the Company, whether voluntary or involuntary, and whether with cause or without cause.

                  (2) The date of any sale, conveyance, assignment, alienation or any other form of transfer, whether voluntary or involuntary, of the First Property or of



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                    the Second Property, or any part or interest in either;
                    except that the following transfers of the Property sha11 not be deemed to be a Maturity Event:

                           (a) A transfer upon the death of Employee to Employee's surviving spouse provided the surviving spouse is an obligor hereunder) or upon the death of Employee's spouse to Employee;

                           (b) A transfer by an obligor hereof whereby such obligor's spouse becomes a co-owner of the property transferred;

                           (c) A transfer resulting from a decree of dissolution of the marriage or legal separation of Employee and Jennifer H. Clare or from a property settlement agreement incidental to such a decree which requires the obligor spouse to assume responsibility for the obligations under this Note and pursuant to which Employee or Jennifer H. Clare (whoever is the obligor) becomes the sole owner of the First property or Second Property; or

                           (d) a transfer by one or both obligors under this
                           Note into an inter vivos trust in which one or both obligors are beneficiaries.

                  (3) The fifth (5th) anniversary of the date hereof (the "Maturity Date"). The obligations of borrower under this Note shall be secured by a second-priority deed of trust (the "Deed of Trust") on the First Property (the "Property"). Borrower hereby represents and warrants to the Company as follows:

         1. The Deed of Trust on the Property shall be subordinate only to a deed of trust made by Borrower, as trustor, for the benefit of The Prudential Home Mortgage Company, Inc. securing a note in the amount of $420,000 (the "First Deed of Trust").

         2. Borrower has good and marketable title to the Property free and clear of any security interests, liens or encumbrances other than the First Deed of Trust.

         3. The consent of no other person or entity is required to grant a security interest in the Property to the Company.

            There is no deed of trust, mortgage or encumbrance against the Property other than the First Deed of Trust.



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If it should hereafter be determined that there are defects against tide or matters that could result in defects against title to the Property or that the consent of another person or entity is required to grant to, and perfect in, the Company a valid second-priority lien on the Property, Borrower shall promptly on demand by the Company, take all actions necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property Failure of Borrower to comply with the provisions of this paragraph shall be deemed a default under this Note and the Deed of Trust.

         At the request of the Company, Borrower shall enter into a note (the "California Note") in the face amount of $100,000 and terms substantially similar to those set forth in this Note, secured by a recorded second deed of trust on the Second Property. In such event, the principal amount of this Note shall be reduced by an amount equa1 to the face amount of the California Note

         In addition to causing the execution and delivery of the Deed of mist, Borrower shall take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid lien on the Property in favor of the Company, which shall secure this Note and be junior in priority only to the First Deed of Trust.

         In the event that any of the following occurs, then unless otherwise prohibited by law, the holder hereof shall have the option, without demand or notice, to declare the entire outstanding principal balance of this Note, together with all accrued arid unpaid interest thereon, to be immediately due and payable: (i) Borrower defaults in the payment of principal or interest when due pursuant to the terms hereof, (ii) Borrower defaults in its performance of any obligation contained in the Deed of Trust or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof which may hereafter be executed by Borrower for the purpose of securing this Note; (iii) ally representation or warranty contained in this Note or the Deed of Trust or any other agreement Or instrument executed in connection with the loan evidenced hereby proves to have been false or misleading in any material respect; (iv) Borrower defaults in obligation to pay any indebtedness or to perform any other obligation which is secured by a deed of trust or other lien on the Property or default under any deed of trust securing such indebtedness; (V) Borrower defaults in any obligation to pay, or there is an acceleration of, any indebtedness evidenced by any promissory note executed by Borrower and payable to the holder hereof, including, but not limited to, the California Note, or there occurs any other default under any deed of trust, mortgage or other document securing repayment of such indebtedness; or (vi) the amount of the indebtedness secured by any deed of trust, lien or other encumbrance encumbering the Property that is senior to the Deed of Trust is increased over the amount of such indebtedness existing as of the date of this Note

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         In the event any amount owed by Borrower pursuant to this Note is not paid when due, such unpaid amount shall bear interest from the due date until paid at a rate equal to the lesser of: (i) ten percent (10%) per annum; or (ii) the maximum rate permitted by law. After such due date, all payments shall be credited first to accrued interest and then to principal.

         If an action is instituted for collection of this Note, Borrower agrees to pay court costs and reasonable attorneys' fees incurred by the holder thereof.

         This Note may be amended or modified, and provisions hereof may be waived, only by the written agreement of Borrower and the holder hereof. No delay or failure by the holder hereof in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy, and a waiver of any right, power or remedy on any one occasion shall not operate as a bar or waiver of any such right, power or remedy on any other occasion. without limiting the generality of the foregoing, the delay or failure by the holder hereof for any period of time to enforce collection of any amounts due hereunder shall not be deemed to be a waiver of any rights of the holder hereof under contract or under law. The rights of the bolder hereof under this note are in addition to any other rights and remedies which the holder hereof may have.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas. Borrower acknowledges, notwithstanding the deed of trust securing the payments made hereunder, that this Note and all amounts due hereunder are the personal joint and several liability of the Borrower, and are fully recourse to the Borrower.

         This Note may be prepaid at any time without penalty.

                                                         BORROWER:

                                                           /s/ David R. Clare
                                                           ------------------

                                                           /s/ Jennifer H. Clare
                                                           ---------------------




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